UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 16, 2018

SHARING ECONOMY INTERNATIONAL INC.

(Exact name of registrant as specified in Charter)

Nevada	001-34591	90-0648920
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

No. 9 Yanyu Middle Road

Qianzhou Village, Huishan District, Wuxi City

Jiangsu Province, People’s Republic of China

(Address of Principal Executive Offices)

(86) 51083397559

(Registrant’s Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Amendment No. 1 (the “Amendment”) to the Form 8-K filed on August 16, 2018 (the “Initial Form 8-K”) was filed to add the information required by Item 3.02 of Form 8-K. Any information required to be set forth in the Initial Form 8-K, as so amended, which is not being amended or supplemented pursuant to this Amendment, is hereby incorporated by reference. Except as set forth herein, no modifications have been made to information contained in the Initial Form 8-K, as so amended, and the company has not updated any information contained therein to reflect events that have occurred since the date of the Initial Form 8-K .. Accordingly, this Amendment should be read in conjunction with the Initial Form 8-K.

Item 3.02	Unregistered Sale of Equity Securities.

The disclosure set forth in Item 1.01 of the Initial Form 8-K is incorporated by reference into this Item 3.02. The shares to be issued to ECRENT shall be issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant Section 4(a)(2) of the Securities Act and Regulation S promulgated thereunder.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2018	Sharing Economy International Inc.

	By:	/s/ Jianhua Wu
Jianhua Wu
Chief Executive Officer

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